UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[_]   Preliminary Proxy Statement
[_]   Confidential, For Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[_] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             BKF CAPITAL GROUP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount previously paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

   The following materials were first presented to institutional investors by
                    BKF Capital Group, Inc. on May 20, 2005.



  [GRAPHIC OMITTED]
BKF CAPITAL GROUP, INC.
   And its subsidiary

JOHN A. LEVIN & CO., INC.

One Rockefeller Plaza
New York, NY  10020

(212) 332.8400




                                               ---------------------------------

                                                        Presentation to

                                                    INSTITUTIONAL INVESTORS

                                                           May 2005

                                               ---------------------------------

--------------------------------------------------------------------------------
F I R M   O V E R V I E W
--------------------------------------------------------------------------------


     o Two decades of investment experience implementing absolute return-oriented strategies


     o Over 50 experienced investment professionals focused on fundamental research and trading


     o    $13.1 billion in assets under management: (1)

          -    $9.3 billion in long-only strategies

          -    $3.7 billion in hedge fund strategies


     o Collaborative exchange of research across the extensive information networks of our long-only and alternative investment teams




----------
(1) Totals may not add due to rounding and $15 million municipal bond portfolios

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BKF Capital Group, Inc.                1               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
F I R M   O V E R V I E W  (cont'd)
--------------------------------------------------------------------------------


                              [BAR CHART OMITTED]


          Assets
Years  ($ billions)
-----  ------------
'82       0.12   -   Founded October 1982 First High Net Worth Client and
                     Inception of Large Cap Value Strategy
'83       0.15   -   September 1983 First Alternative Investment Strategy
'84       0.20   -   November 1984 First Institutional Client
'85       0.25
'86       0.30   -   March 1986 First Sub-Advisory Relationship
'87       0.40
'88       0.90
'89       1.50
'90       1.60
'91       2.20
'92       2.60
'93       3.60
'94       3.80
'95       5.40   -   January 1995 Inception of Equity Income Strategy
'96       6.50   -   June 1996 Baker Fentress Merger and July 1996 Managed
                     Accounts
'97       7.40
'98       8.30
'99       8.40   -   November 1999 Inception of All Cap Core Strategy
'00       11.50  -   January 2000 Transition to Publicly-Traded Operating
                     Company (NYSE: "BKF") and February 2000 Inception of
                     Concentrated Value Strategy
'01       14.30
'02       11.30
'03       12.70  -  December 2003 Inception of Small Cap Value Strategy and
                    July 2004 Inception of Concentrated Core Strategy
'04       13.60
'05 YTD   13.10

              THE FIRM IS POSITIONED FOR CONTINUED MANAGED GROWTH

Note:  Assets under management as of December 31st or March 31st 2005


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BKF Capital Group, Inc.                2               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
P R O D U C T S  /  R E V E N U E S
--------------------------------------------------------------------------------

         PRODUCTS                                                                                         FEES
      $13.1 Billion                                                                                  $119.2 Million
  (as of March 31, 2005)                                                                                 (2004)


   [PIE CHART OMITTED]                  o    US LONG-ONLY STRATEGIES INCLUDE: (1)                   [PIE CHART OMITTED]
         ($mm)                               -    Large Cap Value                                           ($mm)
Long-Only Strategies   9,363                 -    Concentrated Value                              Management Fees $78.30
Alternative Strategies 3,727                 -    Equity Income                                   Incentive Fees  $40.90
                                             -    All Cap Core
                                             -    Concentrated Core
                                             -    Small Cap Value

                                        o    ALTERNATIVE STRATEGIES INCLUDE: (1)
                                             -    Event Driven
                                             -    Distressed Situations
                                             -    Equity Long/Short
                                             -    Short-Biased

           ONE COMPETITIVE DIFFERENTIATION IS OUR BUSINESS STRUCTURE,
        WHICH FOSTERS COLLABORATION BETWEEN OUR LONG-ONLY AND ALTERNATIVE
      (EVENT DRIVEN, SHORT-BIASED, LONG/SHORT HEDGE FUNDS) INVESTMENT TEAMS



----------

(1) These list do not identify all long-all and alternative strategies included in the Products and Fee charts

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BKF Capital Group, Inc.                3               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
I N V E S T M E N T   M A N A G E M E N T
--------------------------------------------------------------------------------


PEOPLE ARE BKF'S SINGLE MOST IMPORTANT ASSET


     o    Committed to retaining and recruiting top-tier investment talent


     o    Team has considerable depth and breadth


     o    Senior portfolio managers responsible for team building




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BKF Capital Group, Inc.                4               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
JOHN A. LEVIN & CO.

I N V E S T M E N T   T E A M S (1)
--------------------------------------------------------------------------------

                                                  JOHN A. LEVIN
                                       Chairman & Chief Executive Officer

                                    EQUITY                      EQUITY                  EVENT DRIVEN
      LONG-ONLY                 SHORT-BIASED                  LONG/SHORT               AND DISTRESSED
      STRATEGIES                 STRATEGIES                   STRATEGIES                 STRATEGIES               TRADING

  3 SENIOR PORTFOLIO      1 SENIOR PORTFOLIO MANAGER      5 PORTFOLIO MANAGERS            2 SENIOR              1 HEAD TRADER
      MANAGERS                                                                        PORTFOLIO MANAGER

  Average 26 years of            41 years of               Average 10 years of        Average 18 years of        21 years of
 investment experience       investment experience        investment experience      investment experience  investment experience

    13 INVESTMENT               3 INVESTMENT                 6 INVESTMENT              13 INVESTMENT
    PROFESSIONALS               PROFESSIONALS                PROFESSIONALS             PROFESSIONALS               6 TRADERS

   Average 15 years of       Average 12 years of           Average 10 years of       Average 9 years of      Average 10 years of
 investment experience      investment experience         investment experience     investment experience   investment experience

----------

(1) 51 Investments Professionals as of 4/26/05. Investment Professionals with multiple responsibilities are included in multiple teams

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BKF Capital Group, Inc.                5               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
S U M M A R Y
--------------------------------------------------------------------------------


     o Positioned to take advantage of industry opportunities and for continued managed business growth


     o    Team approach to investing:

          -    Generalist Portfolio Managers & Specialist Research Analysts

          - Collaboration with alternative teams can produce stronger research and investment ideas


     o Combination of institutional investment standards and experience understanding high net worth investor needs


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BKF Capital Group, Inc.                6               John A. Levin & Co., Inc.
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
--------------------------------------------------------------------------------
H I S T O R I C A L   I N V E S T M E N T   P E R F O R M A N C E

As of December 31, 2004*
--------------------------------------------------------------------------------



                              [BAR CHART OMITTED]


                                1 Year         3 Years        5 Years         7 Years        10 Years       Inception-to-Date
                                ------         -------        -------         -------        --------       -----------------
Levco Composite (Net)           14.50           2.62            3.80            7.49           12.70             13.57

S&P 500 Index                   10.88           3.59           (2.30)           4.77           12.07             12.32

Russell 1000 Value Index        16.49           8.57            5.27            6.99           13.82             13.03

-----------------------------
Periods greater than 1 Year are annualized
See Notes to Composite Performance
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE



     o JOHN A. LEVIN & CO. HAS BUILT A POSITION AS ONE OF THE FINANCIAL COMMUNITY'S MOST RESPECTED ASSET MANAGEMENT FIRMS


     o POOR PERFORMANCE IN OUR LONG-ONLY STRATEGIES IN 2002 HAS HAD AN ADVERSE EFFECT ON OUR FINANCIAL RESULTS



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BKF Capital Group, Inc.                7               John A. Levin & Co., Inc.
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
--------------------------------------------------------------------------------
O V E R C O M I N G   2 0 0 2   C H A L L E N G E S
--------------------------------------------------------------------------------


BOARD AND MANAGEMENT ACTED DECISIVELY, WITH VIEW TOWARDS EARNING BACK CREDIBILITY AND LONG-TERM VALUE CREATION:


     o Maintained investment, sales and service personnel levels, believing that negative ramifications of reductions would outweigh benefits


     o Investment team augmented with new senior portfolio manager and other talent


     o Financial resources being used to build alternative investment business


     o    Long-only product diversification


     o We believe this growth strategy will benefit shareholders, clients and employees



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BKF Capital Group, Inc.                8               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
O P E R A T I N G   P E R F O R M A N C E

BKF CAPITAL GROUP, INC. AND SUBSIDIARIES
--------------------------------------------------------------------------------


                                                                                 Year ended December 31,
                                                              -------------------------------------------------------------
                                                                                                                  PRO FORMA
                                                                2004          2003         2002         2001       2000 (A)
                                                              ---------    ---------    ---------    ---------    ---------
REVENUES:
Revenues excluding consolidated affiliated partnerships       $ 122,311    $ 100,113    $  90,050    $  94,337    $  78,058
Revenue from consolidated affiliated partnerships                 1,176        2,625       (2,639)          --           --
                                                              ---------    ---------    ---------    ---------    ---------
       Total revenues                                           123,487      102,738       87,411       94,337       78,058
                                                              ---------    ---------    ---------    ---------    ---------
EXPENSES:
Employee compensation and benefits                               85,092       69,634       59,970       59,573       45,613
Employee compensation relating to equity grants                   8,661        8,128        1,851          557       11,767
Occupancy & equipment rental                                      5,990        6,322        5,872        3,033        2,286
Loss on lease amendment                                              --        5,127           --           --           --
Other operating expenses                                         13,647       14,087       14,392       12,329        9,379
Other operating expenses from consolidated
affiliated partnerships                                              26          177          363           --           --
Amortization of intangibles                                       7,009        7,009        7,009        9,501        7,603
                                                              ---------    ---------    ---------    ---------    ---------
       Total expenses                                           120,425      110,484       89,457       84,993       76,648
                                                              ---------    ---------    ---------    ---------    ---------
 Operating income (loss)                                          3,062       (7,746)      (2,046)       9,344        1,410
Minority interest in consolidated affiliated partnerships          (749)      (1,710)       3,291           --           --
                                                              ---------    ---------    ---------    ---------    ---------

 INCOME (LOSS) BEFORE TAXES AND CUMULATIVE
 EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                         2,313       (9,456)       1,245        9,344        1,410
                                                              ---------    ---------    ---------    ---------    ---------
Income tax expense (benefit)                                      4,078       (1,076)       3,692        7,848         (665)
                                                              ---------    ---------    ---------    ---------    ---------
Income (loss) before cumulative effect of change
in accounting principle                                          (1,765)      (8,380)      (2,447)       1,496        2,075
                                                              ---------    ---------    ---------    ---------    ---------
Cumulative effect to April 18, 2000 of change
in accounting principle                                              --           --           --           --      (53,374)
                                                              ---------    ---------    ---------    ---------    ---------
NET (LOSS)                                                    $  (1,765)   $  (8,380)   $  (2,447)   $   1,496    $ (51,299)
                                                              =========    =========    =========    =========    =========

===========================================================================================================================

 INCOME (LOSS) BEFORE TAXES AND CUMULATIVE
 EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE                     $   2,313    $  (9,456)   $   1,245    $   9,344    $   1,410
 ADD BACK NON-CASH ITEMS:
 Employee compensation relating to equity grants                  8,661        8,128        1,851          557       11,767
 Depreciation                                                     2,163        1,550        1,094          864          795
 Amortization of intangibles                                      7,009        7,009        7,009        9,501        7,603
 Directors restricted stock and RSU                                 274          210          177          166           --
 Loss on lease amendment                                             --        5,127           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
 Pre-tax operating cash flow                                     20,420       12,568       11,376       20,432       21,575
                                                              ---------    ---------    ---------    ---------    ---------

 Fixed asset additions                                           (2,234)      (4,729)      (1,606)        (971)        (711)
 Dividends paid                                                  (2,799)          --           --           --           --
                                                              ---------    ---------    ---------    ---------    ---------
NET CASH FLOW GENERATED FROM OPERATIONS BEFORE TAXES          $  15,387    $   7,839    $   9,770    $  19,461    $  20,864
                                                              =========    =========    =========    =========    =========

     SIGNIFICANT DIFFERENCE BETWEEN REPORTED LOSSES AND CASH FLOW GENERATED

 (a) - Pro forma results have been adjusted for the investment company specific income and expenses of BKF Capital Group, Inc. for the period January 1, 2000 to April 18, 2000 of interest income ($228) and interest expense ($406)


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BKF Capital Group, Inc.                9               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
E N H A N C I N G   V A L U E  -  N E W   D I V I D E N D   P O L I C Y
--------------------------------------------------------------------------------


BKF TO DISTRIBUTE TO STOCKHOLDERS APPROXIMATELY 70% OF
ANNUAL FREE CASH FLOW


     o Quarterly dividends (currently $0.125 per share) to be supplemented by annual special dividend


     o    Special dividend of $0.925 per share paid in April 2005


     o    Dividends paid from 2004 free cash flow totaled $1.25 per share




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BKF Capital Group, Inc.               10               John A. Levin & Co., Inc.
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

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E N H A N C I N G   V A L U E  -  C O R P O R A T E   G O V E R N A N C E
--------------------------------------------------------------------------------


GOVERNANCE CHANGES PROPOSED BY BKF IN APRIL TO ADDRESS INTERESTS
OF STOCKHOLDERS:


     o Elimination of classified board structure beginning with 2006 Annual Meeting


     o Amendment of stockholder rights plan to permit tender offers for entire company that are accepted by a majority of the shares


     o Provision mandating that rights plan be re-evaluated every three years by independent directors


     o Elimination of supermajority stockholder vote requirement for mergers and other business combinations



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BKF Capital Group, Inc.               11               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
B K F   C A N D I D A T E S
--------------------------------------------------------------------------------


     o JOHN A. LEVIN is the founder of the firm, and as Chairman and Chief Executive Officer he continues to be deeply involved in the management of the business. He is a portfolio manager with respect to a number of investment strategies and is actively involved in maintaining and attracting client relationships.


     o BURTON MALKIEL, a noted academic (Professor of Economics at Princeton University), author and former member of the Council of Economic Advisers with expertise in the field of investment management, has been a director of the Company since 1982 and has served on the audit and compensation committees.


     o BART GOODWIN has been a director of the Company since 1987 and has served on the audit committee and as chairman of the nominating and governance committee.



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BKF Capital Group, Inc.               12               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
S T E E L   P A R T N E R S
--------------------------------------------------------------------------------


     o    Steel nominees likely to have a destabilizing effect on BKF
          Capital

          - Unlike industrial companies, BKF Capital will not be improved through Steel's implied strategy of deep cost cutting

          -    Clients focused on continuity of investment team


     o Proposal to distribute substantially all working capital damaging to growth prospects of business


     o Steel peer group comparisons are misleading - companies differ in scale and distribution models


     o    Warren Lichtenstein is a competitor - what is his true agenda?



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BKF Capital Group, Inc.               13               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
C O N C L U S I O N
--------------------------------------------------------------------------------


     o    BKF is well-positioned for growth


     o Board and management's strategy to develop shareholder value is intact and effective


     o Investment teams are focused on generating returns, the key to our growth and success


     o    Growth can result in margin expansion


     o Presence of Steel Partners nominees on board of directors may create a major setback for the business

     o Steel Partners' motivation and business plan are unclear. They are a competitor seeking to control the business without having to pay a premium



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BKF Capital Group, Inc.               14               John A. Levin & Co., Inc.
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
--------------------------------------------------------------------------------
N O T E S   T O   C O M P O S I T E   P E R F O R M A N C E
---------------------------------------------------------------------------

COMPOSITE: All accounts managed pursuant to a Large Cap Value strategy on a fully discretionary basis, including taxable and tax-exempt accounts, are included in the composite after the account has been managed for one full calendar quarter, with the following exceptions:

o    Immediate family and related accounts
o One account for which only the equity portion of the portfolio is managed
o    Accounts with assets under $1,000,000
o Certain investment funds and managed accounts with different investment strategies
o    Accounts managed under a broker-sponsored wrap-fee program

(A complete list and description of the firm's composites is available upon request.)

CALCULATION OF PERFORMANCE: The Company computes its Rate of Return on a ""time weighted" basis for each eligible account. The composite performance is time weighted and is equal to the change in the value of the portfolio, including capital appreciation, depreciation and income, as a percentage of the beginning market value of the portfolio adjusted for contributions and withdrawals. Beginning in 1999, the rates of return are compiled monthly and linked to obtain a quarterly return. Prior to 1999, the rates of return were compiled quarterly. Gross of fees investment results are net of broker commissions and expenses related to trading, and net results are further reduced by the investment management fees. For the periods from 1986 through 1990, the net results reflect the deduction of a 1% investment management fee payable quarterly at the rate of ..25% of ending market value. This is the maximum investment management fee charged by the firm. These results do not reflect actual fees charged. For the period from January 1, 1991 through December 31, 2004, the net results shown reflect the deduction of the dollar-weighted fee rate paid by all accounts in the composite. The dollar-weighted fee rate has been calculated by dividing the quarterly investment management fees paid by the accounts in the composite by the total composite asset value. This dollar-weighted fee rate also includes the performance fees paid by certain accounts. Inclusion of the performance-based fees does not materially affect the dollar-weighted fee rate. For accounts up to $100 million, the firm's asset-based fee schedule is: 1% of asset value of accounts of less than $5 million; .75% of asset value for accounts $5 million to $15 million; for accounts greater than $15 million, the fee is .75% on the first $15 million and .50% on the balance up to $100 million. For accounts in excess of $100 million, the firm's asset-based fee schedule is: .425% on the first $100 million, .25% on the next $200 million, and .20% thereafter. The minimum blended fee rate is .25%. The firm does offer performance-based fees. The investment management fees are described in Part II of the Company's Form ADV.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE

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BKF Capital Group, Inc.               15               John A. Levin & Co., Inc.
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

--------------------------------------------------------------------------------
D I S C L O S U R E
--------------------------------------------------------------------------------

BKF Capital Group, Inc. and its directors and certain officers may be deemed to be participants in the solicitation of proxies for the 2005 Annual Meeting of Stockholders. Additional information with respect to BKF and those directors and officers and their ownership of BKF's stock is set forth in the Definitive Proxy Statement of BKF relating to the 2005 Annual Meeting of Stockholders filed by BKF with the Securities and Exchange Commission on May 10, 2005. BKF stockholders and other interested parties may obtain, free of charge, copies of the Definitive Proxy Statement and any other relevant documentation filed by BKF with the Securities and Exchange Commission at the Securities and Exchange Commission's Internet website at www.sec.gov. The Definitive Proxy Statement and any other relevant documentation filed by BKF with the Securities and Exchange Commission may also be obtained free of charge by writing BKF at One Rockefeller Plaza, 19th Floor,
New York, New York 10020 or by calling (800) BKF-1981.

This presentation contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of BKF and statements preceded by, followed by or that include the words "may," "believes," "expects," "anticipates," or the negation thereof, or similar expressions, which constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). For those statements, BKF claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. These forward-looking statements are based on BKF's current expectations and are susceptible to a number of risks, uncertainties and other factors, and BKF's actual results, performance and achievements may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include the following: retention and ability of qualified personnel; the performance of the securities markets and of value stocks in particular; the investment performance of client accounts; the retention of significant client and/or distribution relationships; competition; the existence or absence of adverse publicity; changes in business strategy; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings; and other risks and uncertainties referred to in BKF's current and periodic filings with the Securities and Exchange Commission, all of which are difficult or impossible to predict accurately and many of which are beyond BKF's control. BKF will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. In addition, it is BKF's policy generally not to make any specific projections as to future earnings, and BKF does not endorse any projections regarding future performance that may be made by third parties.


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BKF Capital Group, Inc.               16               John A. Levin & Co., Inc.
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